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Exhibit 10.11

AMENDMENT NO. 3. TO LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT, dated as of July 25, 2003, is by and between Anchor Glass Container Corporation ("Borrower"), and Congress Financial Corporation (Central), an Illinois corporation, in its capacity as agent (in such capacity, "Agent") for the financial institutions from time to time parties to the Loan Agreement (as hereinafter defined) as lenders (each individually, a "Lender" and collectively, "Lenders").

W I T N E S S E T H:

        WHEREAS, Agent, Lenders and Borrower have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated as of August 30, 2002, by and among Borrower, Collateral Agent, Bank of America, N.A., as documentation agent, General Electric Capital Corporation, as lead bookrunner and syndication agent, and Revolving Loan Lenders, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of December 31, 2002, Amendment No. 2 to Loan and Security Agreement, dated as of February 7, 2003 ("Amendment No. 2 to Loan Agreement"), and this Amendment No. 3 to Loan and Security Agreement (this "Amendment"), dated as of the date hereof (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed or delivered in connection therewith or related thereto (all of the foregoing, including, without limitation, the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

        WHEREAS, Borrower has requested that Agent consent to the issuance of 11% Senior Secured Notes by Borrower in the aggregate principal amount of $50,000,000 (the "Additional $50,000,000 Notes" as hereinafter further defined), which are in addition to the 11% Senior Secured Notes previously issued by Borrower in the aggregate principal amount of $300,000,000 the proceeds of which will be used to, among other things, fund the acquisition of capital expenditures;

        WHEREAS, Agent and Required Lenders are willing to consent to the issuance of the Additional $50,000,000 Notes, subject to the terms and conditions contained in the Loan Agreement as amended hereby;

        WHEREAS, by this Amendment, Agent, Lenders and Borrower desire and intend to evidence such amendments and consents;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

        1.    Definitions.

  1.1
  Additional Definition. As used herein the following terms shall have the meanings given to them below and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

  (a)
  "Additional $50,000,000 Notes" shall mean, collectively, the 11% Senior Secured Notes due 2013 issued by Borrower pursuant to the Note Indenture as modified by the First Supplement to Indenture in the original principal amount of $50,000,000 in the aggregate, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

    (b)
    "First Supplement to Indenture" shall mean the First Supplement to Indenture to be executed and delivered on or about August 4, 2003, between Borrower, as issuer, and Note Trustee, in connection with the issuance of the Additional $50,000,000 Notes, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

    (c)
    "First Supplement Noteholder Agreements" shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (i) the First Supplement to Indenture; (ii) the Additional $50,000,000 Notes; (iii) the agreements listed on Schedule 1.1(c) hereto and (iv) all agreements, documents and instruments at any time executed or delivered by Borrower or any other person with, to or in favor of Note Trustee or any Noteholder in connection therewith or related thereto.

  1.2
  Amendments to Definitions.

  (a)
  All references to the term "Note Indenture" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean the Indenture, dated as of February 7, 2003, between Borrower, as issuer, and Note Trustee, in connection with the Senior Secured Notes, as supplemented and modified by First Supplement to Indenture, and as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

  (b)
  All references to the term "Noteholder Agreements" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (i) the Note Indenture; (ii) the Senior Secured Notes; (iii) the agreements listed on Schedule 1.1(e) to Amendment No. 2 to Loan Agreement; (iv) the First Supplement Noteholder Agreements; and (v) all agreements, documents and instruments at any time executed or delivered by Borrower or any other person with, to or in favor of Note Trustee or any Noteholder in connection therewith or related thereto.

  (c)
  All references to the term "Senior Secured Notes" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean, collectively (as the same now exist (or may exist upon the issuance thereof) or may hereafter (or thereafter upon the issuance thereof) be amended, modified, supplemented, extended, renewed, restated or replaced): (i) the 11% Senior Secured Notes due 2013 issued February 7, 2003 by Borrower pursuant to the Note Indenture in the original principal amount of $300,000,000 in the aggregate, (ii) the 11% Senior Secured Notes due 2013 issued on the effective date of First Supplement to Indenture by Borrower pursuant to the Note Indenture as modified by the First Supplement to Indenture in the original principal amount of $50,000,000 in the aggregate, and (iii) such other additional notes due on or after 2013 that may be issued after the date hereof by Borrower pursuant to the Indenture.

  (d)
  The reference to "as in effect on February 7, 2003" in the term "Note Trustee Collateral Account" is hereby deleted and the following substituted therefor: "as in effect on the date of execution and delivery of First Supplement to Indenture".

  1.3
  Interpretation. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used or defined in the recitals above, shall have the respective meanings ascribed to such terms in the Loan Agreement.

        2.    Consent.    Notwithstanding anything to the contrary contained in Section 9.9(n) of the Loan Agreement, Agent hereby consents to issuance of the Additional $50,000,000 Notes in accordance with the terms and conditions of the First Supplement Noteholder Agreements (as in effect on the date of execution and delivery thereof), subject to the following conditions:

  2.1
  Agent shall have received on the date hereof, a copy of this Amendment, duly authorized, executed amid delivered by Borrower with the original to be sent by overnight delivery to Agent, or its counsel, for receipt on or before July 30, 2003;

  2.2
  Agent shall have received prior to the closing contemplated by the issuance of the Additional $50,000,000 Notes (the "Closing Date"), the written consent, in form and substance satisfactory to Agent, of Required Lenders consenting to this Amendment, duly authorized, executed and delivered by such Lenders;

  2.3
  Agent shall have received on or before the Closing Date, each duly authorized, executed and delivered by the appropriate parties thereto, true and complete copies of the First Supplement Noteholder Agreements, in the form and the substance previously delivered to, and approved by, Agent prior to the date hereof;

  2.4
  the Additional $50,000,000 Notes shall be secured only by the Note Collateral but not any other assets or properties of Borrower;

  2.5
  all representations and warranties contained in Section 4 hereof shall be true and correct;

  2.6
  no Default or Event of Default shall exist or have occurred that is continuing on the Closing Date; and

  2.7
  the transactions contemplated by the First Supplement Noteholder Agreements shall have closed by no later than August 15, 2003.

        3.    Indebtedness.    Effective upon the satisfaction of the conditions set forth in Section 2 hereof, Section 9.9(n) of the Loan Agreement shall be amended by (a) deleting the reference to the amount "$300,000,000" in Section 9.9(n)(i) of the Loan Agreement and substituting the amount "$350,000,000" therefor and (b) deleting all references to "as in effect on February 7, 2003" and substituting "as in effect on the date of execution and delivery of First Supplement to Indenture" therefor.

        4.    Additional Representations, Warranties and Covenants.    In addition to the continuing representations and warranties heretofore or hereafter made by Borrower to Agent and Lenders pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with, to and in favor of Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

  4.1
  This Amendment has been duly authorized, executed and delivered by all necessary action of Borrower, and is in full force and effect, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms.

  4.2
  To the best knowledge of Borrower, no court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the issuance of the Additional $50,000,000 Notes and the transactions related to the other First Supplement Noteholder Agreements and no governmental or other action or proceeding has been threatened or commenced, seeking any injunction, restraining order or other order which seeks to avoid or otherwise modify the issuance of the Additional $50,000,000 Notes or any of the other First Supplement Noteholder Agreements and the transactions related thereto.

  4.3
  Neither the execution and delivery of the Additional $50,000,000 Notes or any of the other First Supplement Noteholder Agreements, nor the consummation of the transactions contemplated by the Noteholder Agreements, nor compliance with the provisions thereof, shall result in the creation nor imposition of any lien, charge or incumbrance upon any of the Collateral.

  4.4
  On or before the Closing Date, the Additional $50,000,000 Notes shall have been duly authorized, issued and delivered by Borrower pursuant to the Note Indenture as amended by First Supplement Indenture and the other First Supplement Noteholder Agreements, and the transactions contemplated thereunder shall have been performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment (not merely the waiver) of all conditions precedent set forth therein.

  4.5
  On or before the Closing Date, all actions and proceedings required by the Additional $50,000,000 Notes and the other Supplement No.1 Noteholder Agreements, applicable law or regulations, including, without limitation, all Securities Laws, shall have been taken, and the transaction required thereunder shall have been (or will be when required to under the Supplement No. 1 Noteholder Agreements or applicable law) duly and validly taken and consummated.

  4.6
  Neither the execution and delivery of the Senior Secured Notes or any of the other Noteholder Agreements nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof (a) has violated or will violate any of the Securities Laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (b) does or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, mortgage, deed of trust, security agreement, agreement or instrument to which Borrower is a party or may be bound, or (c) violate any provision of the Certificate of Incorporation or By-Laws of Borrower.

  4.7
  No Default or Event of Default exists or has occurred that is continuing on the date hereof.

        5.    Conditions Precedent.    The effectiveness of this Amendment shall be subject to the satisfaction, in a manner satisfactory to Agent, of the following conditions precedent:

  5.1
  Agent shall have received a counterpart of this Amendment, duly authorized, executed and delivered by Borrower;

  5.2
  All representations and warranties contained herein shall be true and correct; and

  5.3
  no Default or Event of Default shall exist or have occurred.

        6.    Effect of this Amendment.    Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Loan Agreement or any of the other Financing Agreements are intended or implied, and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all the parties hereto as of the effective date hereof and Borrower shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of any conflict between the terms of this Amendment and the Loan Agreement, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

        7.    Further Assurances.    The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable in such party's good faith determination to effectuate the provisions and purposes of this Amendment.

        8.    Governing Law.    The validity, interpretation and enforcement of this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois (without giving effect to principles of conflict of laws).

        9.    Binding Effect.    This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

        10.    Headings.    The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

        11.    Counterparts.    This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

AGENT		BORROWER

CONGRESS FINANCIAL CORPORATION (CENTRAL), as Agent and a Lender		ANCHOR GLASS CONTAINER CORPORATION

By:	/s/ LAURA D. WHEELAND	By:	/s/ DARRIN J. CAMPBELL

Name:	Laura D. Wheeland	Name:	Darrin J. Campbell

Title:	Vice President	Title:	Executive Vice President and Chief Financial Officer

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  Exhibit 10.11
AMENDMENT NO. 3. TO LOAN AND SECURITY AGREEMENT
W I T N E S S E T H